UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)        February 13, 1998



                       United Dominion Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)



           Virginia                    1-10524                54-0857512
-------------------------------        -------          ---------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
        Incorporation)               File Number)         Identification No.)



              10 South Sixth Street, Richmond, Virginia 23219-3802
              ----------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code              (804) 780-2691
                                                   ----------------------------



                                    NO CHANGE
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On February 2, 1998, United Dominion Realty Trust, Inc., the registrant, issued a Press Release announcing its 1997 results of operations. The following is a summary of United Dominion Realty Trust, Inc.'s results of operations:

For 1997, the Company reported rental revenues of $386.7 million, income from property operations (rental income less rental expenses, excluding depreciation) of $222.9 million and net income available to common shareholders of $52.8 million. For 1996, the Company had rental income of $242.1 million, income from property operations of $137.3 million and net income available to common shareholders of $28.3 million. On a per share basis, basic net income for 1997 was $.61 per share versus $.49 reported for 1996, and diluted net income was $.60 per share for 1997 versus $.49 for 1996. These per share amounts are reported in compliance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share". Net income for 1997 includes gains on sales of investments aggregating $12.7 million ($.15 per share). During 1996 the Company reported gains on sales aggregating $4.3 million ($.08 per share). The Company's 1997 sales are part of its continuing effort to upgrade its portfolio through the disposition of older communities and other properties that no longer meet its investment criteria.

For the fourth quarter of 1997, the Company reported rental income of $102.5 million, income from property operations of $60.0 million and net income available to common shareholders of $9.4 million. For the fourth quarter 1996, the Company reported rental income of $67.0 million, income from property operations of $38.6 million, and net income available to common shareholders of $8.0 million. On a per share basis, basic and diluted net income for 1997 were both $.11 per share compared to 1996 when they were both $.14 per share.

John P. McCann, President and CEO, stated, "All year, our same community results have been excellent. We enjoyed consistently good occupancy, solid rent growth, gains in non-rental income, and only modest expense growth. As a result, mature apartment net operating income growth was above our 4% target each quarter. We were able to improve our operating margin a full 1% during the year. While there was new construction during the year, there was also very good absorption. Because we operate in so many major markets, some will always be very strong, some will be balanced, and some will be weak. In 1997, many of our markets remained strong throughout the year. At year-end, occupancy was up over year-end 1996, which is encouraging for 1998. We are continuing to sell communities that no longer meet our objectives, primarily our older communities, and we are replacing them with acquisitions and new developments that improve our prospects for the future."

A comparison of full year results between 1997 and 1996 communities is as follows:

Mature Apartments Eastern Division - In the 31,519 completed apartments in the 127 stabilized communities owned by the Company since the beginning of 1996, rental income increased $7.6 million, or 3.8%, while economic occupancy decreased 0.4% to 92.6%. Rental expenses increased only 2.1% with the result that the operating margin improved 0.7% to 57.3%.

Non Mature Apartments
Western Division - For the 11,817 completed apartments in 37 stabilized communities west of the Mississippi acquired in connection with the Company's merger with South West Property Trust Inc. (SWP) on December 31, 1996, rental income increased $2.9 million or 4.2% and economic occupancy increased 0.1% to 92.9%. Rental expenses decreased 0.3% with the result that the operating margin improved 2.0%. The decrease in rental expense is partially attributable to the fact that as a consequence of the merger, operating expenses at the former SWP properties were very high in the fourth quarter last year. The 1996 data used in the comparison was obtained from SWP's accounting records.

Other Non Mature- For the 19,453 apartments in the 61 communities not owned throughout 1996 and 1997 (plus the 2,570 apartment homes in the 12 communities sold during 1997), excluding those stabilized properties acquired in the SWP transaction, economic occupancy was 89.3% and the operating margin was 59.6%.

All Apartments - For the 58,038 weighted average number of apartment homes owned during 1997, economic occupancy was 91.7% and the operating margin was 57.6%.

United Dominion Realty Trust, Inc. now owns 62,459 complete apartment homes in 225 communities in 15 states. This reflects the acquisition of five apartment communities (2,076 homes) and the sale of five communities (2,406 homes) subsequent to the end of the year.

        FINANCIAL INFORMATION




                                                            Three Months Ended               Year Ended
 Operating Results                                              December 31,                 December 31,
                                             ----------------------------------- ---------------------------------
 In thousands, except per share amounts           1997               1996                 1997             1996
 -----------------------------------------------------------------------------------------------------------------
Operating Data
Revenues:
     Rental income                                 $102,490            $66,993          $386,672         $242,112
     Interest and other non-property income             256                510             1,123            1,707
                                                ------------  ----------------- ----------------- ----------------
                                                    102,746             67,503           387,795          243,819

Expenses:
    Rental  expenses:
        Utilities                                     6,571              4,925            24,861           17,735
        Repairs and maintenance                      13,900             10,818            54,607           40,665
        Real estate taxes                             7,947              4,650            30,961           17,348
        Property management                           3,049              1,383            12,203            5,575
        Other rental expenses                        11,048              6,659            41,099           23,510
    Real estate depreciation                         21,659             13,699            76,688           47,410
    Interest                                         20,739             15,430            79,004           50,843
    General and administrative                        1,804              1,226             7,075            5,418
    Other depreciation and amortization                 745                382             2,084            1,299
    Impairment loss on real estate owned                  0                  0             1,400              290
                                                ------------  ----------------- ----------------- ----------------
                                                     87,462             59,172           329,982          210,093
Income before gains (losses) on sales
  of investments, minority interest of
  unitholders in operating partnership
  and extraordinary items                            15,284              8,331            57,813           33,726
Gains (losses) on sales of investments                  (18)             2,170            12,664            4,346
                                                ------------  ----------------- ----------------- ----------------
Income before minority interest of
   unitholders in operating partnership
   and extraordinary items                           15,266             10,501            70,477           38,072
Minority interest of unitholders in
   operating partnership                               (166)               (32)             (278)             (58)
                                                ------------  ----------------- ----------------- ----------------
Income before extraordinary item                     15,100             10,469            70,199           38,014
Extraordinary item-early extinguishment
  of debt                                               (50)               (23)              (50)             (23)
                                                ------------  ----------------- ----------------- ----------------
Net income                                           15,050             10,446            70,149           37,991
Dividends to preferred shareholders                  (5,653)            (2,428)          (17,345)          (9,713)
                                                ------------  ----------------- ----------------- ----------------
Net income available to common shareholders          $9,397             $8,018           $52,804          $28,278
                                                ============  ================= ================= ================

Weighted average number of common
 shares outstanding                                  88,756             58,983            87,145           57,482

Common distributions declared                       $22,509            $14,202           $88,587          $55,493


------------------------------------------------------------------------------------------------------------------

Other Data
Cash Flow Data
Cash provided by operating activities                26,812             17,464           137,903           90,064
Cash used in investing activities                   (62,095)           (19,036)         (345,666)        (161,572)
Cash provided by financing activities                30,373              7,221           194,784           82,056

Funds from Operations*
Income before gains (losses) on sales of
    investments, minority interest of
    unitholders in operating partnership and
       extraordinary                                $15,284             $8,331           $57,813          $33,726
Adjustments:
   Real estate depreciation                          21,659             13,699            76,688           47,410
   Dividends to preferred shareholders               (5,653)            (2,428)          (17,345)          (9,713)
   Impairment loss on real estate owned                   0                  0             1,400              290
                                                ------------  ----------------- ----------------- ----------------
   Funds from operations                            $31,290            $19,602          $118,556          $71,713
                                                ============  ================= ================= ================

------------------------------------------------------------------------------------------------------------------

Per Share Data:
Basic net income available to common
 shareholders                                      $0.11              $0.14             $0.61            $0.49
Diluted net income available to
 common shareholders                               $0.11              $0.14             $0.60            $0.49
Common distributions declared                      $0.2525            $0.24             $1.01            $0.96

------------------------------------------------------------------------------------------------------------------

Mature Apartment Information
Eastern Division:
Average monthly rent                                $580               $560              $572             $551
Physical occupancy                                  93.6%              93.2%             93.3%            93.7%
Economic occupancy                                  93.0%              92.4%             92.6%            93.0%
Expense ratio                                       41.8%              42.7%             42.7%            43.4%

Western Division: **
Average monthly rent                                $545               $527              $538             $516
Physical occupancy                                  94.4%              92.7%             93.7%            93.5%
Economic occupancy                                  93.5%              92.0%             92.9%            92.8%
Expense ratio                                       43.7%              50.9%             44.5%            46.5%

-----------------------------------------------------------------------------------------------------------------

Apartment Homes Owned
Total apartment homes owned at
  end of period                                 62,789             55,664            62,789           55,664
Weighted average number of apartment homes
   owned during the period                      61,137             41,352            58,038           37,481

------------------------------------------------------------------------------------------------------------------





        Balance Sheet Data                                                       December 31,
                                                                   -----------------------------------
                                                                        1997               1996
        ----------------------------------------------------------------------------------------------
        Real estate owned, at cost***                                   $2,472,537         $2,085,023
        Notes payable-secured                                              417,325            376,560
        Notes payable-unsecured                                            738,901            668,275
        Shareholders' equity                                             1,058,357            850,379
        Number of common shares outstanding                                 89,168             81,983
        ----------------------------------------------------------------------------------------------

        *         Funds  from  operations  is  defined  as income  before  gains
                  (losses) on the sales of investments, minority interest of unitholders in operating partnership and extraordinary items
                  (computed in accordance with generally accepted accounting principles) plus real estate depreciation, less preferred dividends and after adjustment for significant non-recurring items, if any.

        **       Data for 1996  obtained from  accounting  records of South West
                 Property Trust Inc. This data is for the 11,817 stablized apartment communities acquired in the South West Property Trust
                 Inc. Merger on December 31, 1996.

        *** Includes real estate held for investment, real estate held for disposition and real estate under development.






Mature Apartment Information By Major Market
                                                                                   Average      Rental
                                                     Physical Occupancy             Rent        Rate
                                              --------------------------------
Market                          Apartments(1)          4Q97           4Q96          4Q97     Growth(2)
------------------------------------------------------------------------------------------------------------
Dallas, TX                         7,223             95.5%           94.3%         $558        5.1%
Columbia, SC                       3,218             93.5%           90.9%          501        1.9%
Richmond, VA                       3,000             95.3%           93.1%          565        4.4%
Raleigh, NC                        2,440             96.0%           98.8%          626        5.8%
Tampa, FL                          2,351             93.9%           93.5%          581        5.0%
Orlando, FL                        2,088             94.8%           93.5%          584        5.1%
Charlotte, NC                      1,795             95.6%           94.2%          596        4.1%
Baltimore, MD                      1,746             92.7%           94.3%          663        3.2%
Eastern NC                         1,730             92.7%           97.5%          548        4.7%
Hampton Roads, VA                  1,436             93.6%           89.7%          547        2.2%
Nashville, TN                      1,344             93.1%           92.8%          593        2.9%
Greenville, SC                     1,330             91.4%           88.6%          511        2.1%
Washington DC                      1,011             87.1%           87.4%          665        2.7%
Ft. Lauderdale, FL                   960             93.7%           93.7%          799        2.7%
Memphis, TN                          935             92.9%           93.8%          523        4.1%
San Antonio, TX                      925             92.5%           89.0%          512        0.9%
Atlanta, GA                          906             94.1%           91.9%          601        1.8%
Austin, TX                           517             92.7%           86.8%          533        0.7%
Houston, TX                          514             95.8%           90.5%          474        2.4%
Greensboro, NC                       447             81.3%           84.5%          485        3.7%
Phoenix, AZ                          392             87.0%           95.0%          530        3.2%
Jacksonville, FL                     352             90.9%           88.6%          589        1.5%


Notes:
(1) Mature apartments for 1997 are those communities that were acquired, developed and stabilized prior to January 1996, including those of South
     West Property Trust Inc. acquired on December 31, 1996, and held throughout all four quarters of 1996 and 1997.
(2) The change in gross potential rent from fourth quarter 1996 to fourth quarter 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                   UNITED DOMINION REALTY TRUST, INC.


Date:    February 13, 1998         /s/ James Dolphin
                                   -----------------------------------------
                                   James Dolphin, Executive Vice President
                                   and Chief Financial Officer

Date     February 13, 1998         /s/ Jerry A. Davis
                                   -----------------------------------------
                                   Jerry Davis, Vice President
                                   and Corporate Controller


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